UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  July 11, 2007

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100

Houston, Texas 77056

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                             Results of Operations and Financial Condition

On July 11, 2007, Geokinetics Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing that its second quarter results would be negatively affected by weather.  The press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01                             Other Events

On July 11, 2007, the Company held its 2007 Annual Meeting of Stockholders.  The total outstanding voting securities eligible to vote were 12,413,043 shares, which consisted of 10,080,493 shares of Common Stock, $0.01 par value, and 2,332,550 shares of Common Stock upon the conversion of 233,255 shares of Series B Senior Convertible Preferred Shares, $10.00 par value, voting together as a single class.  The stockholders were asked to take the following actions:

1.             Elect seven directors to Geokinetics’ seven-member Board of Directors, each to hold office for a term of one year;

2.             Approve the adoption of the Geokinetics’ 2007 Stock Awards Plan; and

3.             Approve the appointment of UHY LLP as Geokinetics’ independent public accountants.

PROPOSAL 1 – ELECTION OF DIRECTORS

The following incumbent directors stood for re-election:

Name	Position	Director Since
William R. Ziegler	Chairman (non -executive) (since February 2, 1999 and Director)	1997
David A. Johnson	President, Chief Executive Officer and Director	2003
Christopher M. Harte	Director	1997
Steven A. Webster	Director	1997
Gary M. Pittman	Director	2006
Robert L. Cabes, Jr.	Director	2006
Christopher D. Strong	Director	2007

The results of the vote were as follows:

Name	For	Withheld
William R. Ziegler	8,945,035	1,946,453
David A. Johnson	9,323,457	1,568,031
Christopher M. Harte	9,323,805	1,567,683
Steven A. Webster	10,403,886	487,602
Gary M. Pittman	9,302,224	1,589,264
Robert L. Cabes, Jr.	10,764,406	127,082
Christopher D. Strong	10,764,406	127,082

PROPOSAL 2 – APPROVAL OF ADOPTION OF GEOKINETICS’ 2007 STOCK AWARDS PLAN

On May 23, 2007, the Compensation Committee of the Geokinetics’ Board of Directors adopted the 2007 Stock Awards Plan with a total of 750,000 shares initially reserved for issuance, subject to stockholder approval.

The results of the vote were as follows:

For	Against	Abstain
7,225,053	2,479,412	3,101

PROPOSAL 3 – APPROVAL OF THE APPOINTMENT OF GEOKINETICS’ INDEPENDENT PUBLIC ACCOUNTANTS

Subject to stockholder approval, the Board appointed the firm of UHY LLP, independent certified public accountants, to examine Geokinetics’ consolidated financial statements for the fiscal year ending December 31, 2007.

The results of the vote were as follows:

For	Against	Abstain
10,889,923	1,173	394

ITEM 9.01.          Exhibits

(c)           Exhibits

The following exhibits are filed with this report.

99.1    Press Release, Geokinetics Inc. Reports Weather Will Negatively Impact Its Second Quarter but Maintains Positive Outlook for the Balance of the Year, dated July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 13, 2007

GEOKINETICS INC.

	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and
Chief Financial Officer